

Portillo's®

First Quarter Earnings Supplemental

May 5, 2022



Portillo's



Portillo's
Hot Dogs



Portillo's

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES

This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

- the potential future impact of COVID-19 (including any variant) on our results of operations, supply chain or liquidity;
- risks related to or arising from our organizational structure;
- risks of food-borne illness and food safety and other health concerns about our food;
- risks associated with our reliance on certain information technology systems and potential failures or interruptions;
- privacy and cyber security risks related to our digital ordering and payment platforms for our delivery business;
- the impact of competition, including from our competitors in the restaurant industry or our own restaurants;
- the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees;
- the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, costs or ability to open new restaurants, or sale of food and alcoholic beverage control regulations;
- our ability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets;
- inflation of all commodity prices, including increases in food and other operating costs, tariffs and import taxes, and supply shortages; and
- other risks identified in our filings with the Securities and Exchange Commission (the "SEC").

All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company's Form 10-K for the fiscal year ended December 26, 2021, filed with the SEC on March 10, 2022. All of the Company's SEC filings are available on the SEC's website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

This presentation includes certain non-GAAP measures as defined under SEC rules, including Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Reconciliations and definitions are included in the Appendix to this presentation.

Q1 2022 PERFORMANCE

REVENUE

14.6%
Q1 Total revenue Growth

$134.5 million
Q1 Total revenue

SAME RESTAURANT SALES GROWTH [1]



8.2%
Q1 SRS Growth

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
	0.8%	25.0%	6.8%	10.3%	8.2%
2 year comp stack	-1.4%	8.3%	4.7%	1.4%	9.0%
3 year comp stack	0.0%	11.7%	7.6%	6.6%	6.8%

PROFITABILITY

$6.8 million
Q1 Operating Income

$0.6 million
Q1 Net Income

$28.0 million
Q1 Restaurant-Level Adjusted EBITDA[2]

$17.6 million
Q1 Adjusted EBITDA[2]

(1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity.
(2) See appendix for a reconciliation to the most directly comparable GAAP financial measure

UNIT GROWTH



Joliet, Illinois

5 New restaurants opened in the last 12 periods. Opened 2 out of 7 projected restaurants in 2022.



Restaurants
8.8%(1)
2015 - Mar '22 CAGR
Berkshire Partners Acquisition
38
70
2014
2015
2016
2017
2018
2019
2020
2021
2022



Restaurants opened in the last 12 periods
Restaurants opened in 2022

Opened 2 out of 7 projected restaurants in 2022.



Q3-Q4
Q4
Q4
Q4
Q4

(1) Includes C&O of which Portillo's owns 50% of the equity.

FINANCIAL PROFILE

TOTAL REVENUE

($ in millions)



$479
$455
$535
$552
2019
2020
2021
LTM Q1 2022

OPERATING INCOME

*2021 includes $38.7 million of additional transaction-related fees and expenses

($ in millions)



$49
$57
$30
$26
2019
2020
2021*
LTM Q1 2022*

NET INCOME (LOSS)

*2021 includes $38.7 million of additional transaction-related fees and expenses

($ in millions)



$6
$12
$(13)
$(13)
2019
2020
2021*
LTM Q1 2022*

SAME RESTAURANT SALES (1)



3.3%
(7.7)%
10.5%
12.3%
2019
2020
2021
LTM Q1 2022

RESTAURANT-LEVEL ADJ. EBITDA (Margin) (2)

($ in millions)



$117
$122
$142
$140
24.4%
26.8%
26.6%
25.4%
2019
2020
2021
LTM Q1 2022

ADJ. EBITDA (Margin) (2)

($ in millions)



$79
$88
$98
$98
16.6%
19.3%
18.4%
17.7%
2019
2020
2021
LTM Q1 2022

Portillo's

(1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity.
(2) See appendix for a reconoliation to the most directly comparable GAAP financial measure

2022 AND LONG-TERM OUTLOOK

2022 FINANCIAL TARGETS

Unit Growth	7 new openings
Commodity Costs	+13 - 15%
General & Administrative Expenses	$70 - $75 million
Pre-Opening Expenses	$6.0 - $6.5 million
Capital Expenditures	$60 - $65 million

LONG-TERM FINANCIAL TARGETS

Unit Growth	10%+
Same Restaurant Sales	Low single digits
Revenue Growth	High single to low double digits
Adj. EBITDA Growth[1]	Low teens


Portillo's
Portillo's

(1) We are unable to reconcile the long-term outlook for Adjusted EBITDA growth to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

Portillo's



Portillo's

APPENDIX

STATEMENT OF OPERATIONS

	Quarter Ended					
	March 27, 2022			March 28, 2021		
REVENUES, NET	$	134,482	100.0 %	$	117,307	100.0 %
COST AND EXPENSES:						
Restaurant operating expenses:						
Cost of goods sold, excluding depreciation and amortization		46,266	34.4 %		35,024	29.9 %
Labor		37,313	27.7 %		31,030	26.5 %
Occupancy		7,755	5.8 %		6,784	5.8 %
Other operating expenses		15,165	11.3 %		14,708	12.5 %
Total restaurant operating expenses		106,499	79.2 %		87,546	74.6 %
General and administrative expenses		15,687	11.7 %		11,835	10.1 %
Pre-opening expenses		556	0.4 %		1,289	1.1 %
Depreciation and amortization		5,205	3.9 %		6,289	5.4 %
Net income attributable to equity method investment		(123)	(0.1)%		(64)	(0.1)%
Other income, net		(156)	(0.1)%		(441)	(0.4)%
OPERATING INCOME		6,814	5.1 %		10,853	9.3 %
Interest expense		6,099	4.5 %		10,729	9.1 %
Loss on debt extinguishment		–	– %		–	– %
INCOME BEFORE INCOME TAXES		715	0.5 %		124	0.1 %
Income tax benefit		165	0.1 %		–	– %
NET INCOME		550	0.4 %		124	0.1 %
Less: Redeemable preferred units accretion		–	– %		(5,515)	(4.7)%
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON HOLDERS		550	0.4 %		(5,391)	(4.6)%
Net income attributable to non-controlling interests		356	0.3 %		–	– %
NET INCOME (LOSS) ATTRIBUTABLE TO PORTILLO'S INC.	$	194	0.1 %	$	(5,391)	(4.6)%
Income (loss) per common share attributable to Portillo's Inc.:						
Basic	$	0.01		$	(0.11)	
Diluted	$	0.00		$	(0.11)	
Weighted-average common shares outstanding:						
Basic		35,807,171			51,192,285	
Diluted		39,944,086			51,192,285	



SELECTED OPERATING DATA

	Quarter Ended			
	March 27, 2022		March 28, 2021	
Total Restaurants (a)		70		65
AUV (in millions) (a)	$	8.3	$	7.6
Change in same-restaurant sales (b)		8.2 %		0.8 %
Adjusted EBITDA (in thousands)	$	17,630	$	18,534
Adjusted EBITDA Margin		13.1 %		15.8 %
Restaurant-Level Adjusted EBITDA (in thousands)	$	27,983	$	29,761
Restaurant-Level Adjusted EBITDA Margin		20.8 %		25.4 %

(a) Includes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity. AUVs for the quarters ended March 27, 2022 and March 28, 2021 represent AUVs for the twelve months ended March 27, 2022 and March 28, 2021, respectively.
(b) Excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity.


Portillo's
HOT DOGS

ADJUSTED EBITDA DEFINITIONS

Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA represents net income (loss) before depreciation and amortization, interest expense and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance as identified in the reconciliation of net income (loss), the most directly comparable GAAP measure, to Adjusted EBITDA. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of total revenues. We use Adjusted EBITDA and Adjusted EBITDA Margin (i) to evaluate our operating results and the effectiveness of our business strategies, (ii) internally as benchmarks to compare our performance to that of our competitors and (iii) as factors in evaluating management's performance when determining incentive compensation.

We are unable to reconcile the long-term outlook for Adjusted EBITDA to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

How These Measures Are Useful

We believe that Adjusted EBITDA and Adjusted EBITDA Margin are important measures of operating performance because they eliminate the impact of expenses that do not relate to our core operating performance. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of operating performance and our calculations thereof may not be comparable to similar measures reported by other companies. Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools and should not be considered in isolation as substitutes for analysis of our results as reported under GAAP.



ADJUSTED EBITDA RECONCILIATION

	Quarter Ended		Fiscal Year Ended			
	March 27, 2022	March 28, 2021	December 26, 2021	December 27, 2020	December 29, 2019	2022 LTM
Net Income	$ 550	$ 124	$ (13,416)	$ 12,263	$ 5,555	$ (12,990)
Depreciation and amortization	5,205	6,289	23,312	24,584	24,364	22,228
Interest expense	6,099	10,729	39,694	45,031	43,367	35,064
Loss on debt extinguishment	-	-	7,265	-	-	7,265
Income tax expense (benefit)	165	-	(3,531)	-	-	(3,366)
EBITDA	12,019	17,142	53,324	81,878	73,286	48,201
Deferred rent (1)	1,081	796	3,161	2,771	2,405	3,446
Equity-based compensation	3,785	105	30,708	960	1,286	34,388
Option holder payment and consulting fees (2)	-	500	7,744	2,000	2,000	7,244
Other loss (income) (3)	31	(9)	292	130	304	331
Transaction-related fees & expenses (4)	714	-	3,268	65	214	3,981
Adjusted EBITDA	$ 17,630	$ 18,534	$ 98,497	$ 87,804	$ 79,495	$ 97,591
Adjusted EBITDA Margin	13.1 %	15.8 %	18.4 %	19.3 %	16.6 %	17.7 %

(1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term.
(2) Represents an option holder payment in connection with the IPO and consulting fees related to our former owner.
(3) Represents loss (gain) on disposal of property and equipment.
(4) Represents the exclusion of certain expenses that management believes are not indicative of ongoing operations, consisting primarily of professional fees.

RESTAURANT-LEVEL ADJUSTED EBITDA DEFINITIONS

Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin

Restaurant-Level Adjusted EBITDA is defined as revenue, less restaurant operating expenses, which include cost of goods sold, excluding depreciation and amortization, labor expenses, occupancy expenses and other operating expenses. Restaurant-Level Adjusted EBITDA excludes corporate level expenses, pre-opening expenses and depreciation and amortization on restaurant property and equipment. Restaurant-Level Adjusted EBITDA Margin represents Restaurant-Level Adjusted EBITDA as a percentage of revenue.

How These Measures Are Useful

We believe that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate. Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin have limitations as analytical tools and should not be considered as a substitute for analysis of our results as reported under GAAP.

Limitations of the Usefulness of This Measure

Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not required by, nor presented in accordance with GAAP. Rather, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are supplemental measures of operating performance of our restaurants. You should be aware that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not indicative of overall results for the Company, and Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, our calculations thereof may not be comparable to similar measures reported by other companies.

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION

	Quarter Ended		Fiscal Year Ended			
	March 27, 2022	March 28, 2021	December 26, 2021	December 27, 2020	December 29, 2019	2022 LTM
Operating Income	$ 6,814	$ 10,853	$ 30,012	$ 57,294	$ 48,922	$ 25,973
General and administrative expenses	15,687	11,835	87,089	39,854	43,118	90,941
Pre-opening expenses	556	1,289	3,565	2,209	2,834	2,832
Depreciation and amortization	5,205	6,289	23,312	24,584	24,364	22,228
Net Income attributable to equity method investment	(123)	(64)	(797)	(459)	(766)	(856)
Other income, net	(156)	(441)	(1,099)	(1,537)	(1,402)	(814)
Restaurant-Level Adjusted EBITDA	$ 27,983	$ 29,761	$ 142,082	$ 121,945	$ 117,070	$ 140,304
Restaurant-Level Adjusted EBITDA Margin	20.8 %	25.4 %	26.6 %	26.8 %	24.4 %	25.4 %

CONTACT INFORMATION


At Portillo's, we relish the opportunity to create lifelong memories by igniting the senses with unrivaled food and experiences.

Investor Contact:

Barbara Noverini, CFA
investors@portillos.com

Media Contact:

ICR, Inc.
portillosPR@icrinc.com